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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 ---------------



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 9, 1998
                                                        -----------------


                                THE GEON COMPANY
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               (Exact name of registrant as specified in charter)



   Delaware                          1-11804                   34-1730488
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(State or other                    (Commission                (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)



                     One Geon Center, Avon Lake, Ohio        44012
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                 (Address of principal executive offices)  (Zip Code)


         Registrant's telephone number, including area code   440-930-1001
                                                             --------------

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)


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Item 5.  Other Events
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         The Company announced a $19 million modernization and expansion of its
Henry, Illinois, specialty polyvinyl chloride (PVC) dispersion resin plant. The capital investment will create a state-of-the art manufacturing line and expand capacity by approximately 25 percent, enabling Geon to continue to meet growing demand for its products.




Item 7(c).    Financial Statements, Pro Forma Financial Information and Exhibits
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Exhibit 99.1 Press Release of September 9, 1998 announcing the modernization and expansion of its Henry, Illinois plant.



                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             THE GEON COMPANY




                                             By   \s\ Gregory L. Rutman
                                                --------------------------------
                                             Secretary



Dated  September 14, 1998